UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025 (May 21, 2025)

RBB BANCORP
(Exact name of Registrant as Specified in Its Charter)

California	001-38149	27-2776416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 Wilshire Blvd., 12th Floor, Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (213) 627-9888

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, No Par Value	RBB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2025, RBB Bancorp (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”).

At the Annual Meeting, the shareholders of the Company:

●
Elected William Bennett, Robert M. Franko, Christina Kao, James Kao, Johnny Lee, Joyce Wong Lee, Christopher Lin, David Morris, Geraldine Pannu, Scott Polakoff, and Frank Wong to the board of directors of the Company (the “Board”);

●	Approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers; and
●	Ratified the appointment of Crowe LLP as the Company’s independent auditor for the fiscal year ending December 31, 2025.

On March 24, 2025, the record date for the Annual Meeting, there were 17,738,627 shares of Company common stock issued, outstanding and entitled to vote. Shareholders holding 11,231,147 shares of Company common stock participated in the Annual Meeting, in person, by webcast, telephonically or by proxy. The results of the matters voted upon at the 2025 Annual Meeting were as follows:

Proposal 1: Eleven (11) nominees were elected to the Board with the following vote counts:

	FOR	WITHHELD	BROKER NON-VOTES
William Bennett	9,095,204	30,598	2,105,345
Robert M. Franko	8,872,450	253,352	2,105,345
Christina Kao	8,854,291	271,511	2,105,345
Dr. James W. Kao	9,011,418	114,384	2,105,345
Johnny Lee	9,012,806	112,996	2,105,345
Joyce Wong Lee	8,854,568	271,234	2,105,345
Christopher Lin	8,907,438	218,364	2,105,345
David R. Morris	9,005,468	120,334	2,105,345
Geraldine Pannu	8,914,846	210,956	2,105,345
Scott Polakoff	8,872,923	252,879	2,105,345
Frank Wong	9,026,304	99,498	2,105,345

Proposal 2: The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, having received the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,797,328	304,720	23,754	2,105,345

Proposal 4: The appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified, having received the following votes:

FOR	AGAINST	ABSTAIN
11,051,238	174,908	5,001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RBB BANCORP (Registrant)

Date: May 22, 2025	By:	/s/ Lynn M. Hopkins
Lynn M. Hopkins
EVP and Chief Financial Officer